UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: November 13, 2025

(Date of earliest event reported)

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number
333-290125	DUKE ENERGY CAROLINAS, LLC (a North Carolina limited liability company) 525 South Tryon Street Charlotte, North Carolina 28202 800-488-3853	56-0205520
333-290125-01	DUKE ENERGY CAROLINAS SC STORM FUNDING LLC (a Delaware limited liability company) 525 South Tryon Street Charlotte, North Carolina 28202 800-488-3853	39-3744095

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

On November 14, 2025, Duke Energy Carolinas, LLC (the “Utility”) and Duke Energy Carolinas SC Storm Funding LLC (the “Issuing Entity”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with RBC Capital Markets, LLC and J.P. Morgan Securities LLC, as representatives of the underwriters, with respect to the purchase and sale of $561,398,000 of Series A Senior Secured Storm Recovery Bonds (the “Storm Recovery Bonds”), to be issued by the Issuing Entity pursuant to an Indenture by and among the Issuing Entity and U.S. Bank Trust Company, National Association, as Indenture Trustee, and U.S. Bank National Association, as Securities Intermediary and Account Bank, to be dated as of November 25, 2025 as supplemented by the Series Supplement to be dated as of November 25, 2025 (together, the “Indenture”), which are annexed hereto as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K. The Storm Recovery Bonds were offered pursuant to the prospectus dated November 14, 2025 (the “Prospectus”). In connection with the issuance of the Storm Recovery Bonds, the Utility and the Issuing Entity also expect to enter into a Storm Recovery Property Servicing Agreement, Storm Recovery Property Purchase and Sale Agreement, Administration Agreement, Joinder to an existing intercreditor agreement, dated September 30, 2025, and Joinder to an existing amended and restated intercreditor agreement, dated December 20, 2013, which together with the Underwriting Agreement, are annexed hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on 8-K.

Additionally, effective as of November 13, 2025, the Issuing Entity adopted an Amended and Restated Limited Liability Company Agreement (the “A&R LLC Agreement”) in connection with the issuance of the Storm Recovery Bonds. The A&R LLC Agreement, which is described in the Prospectus, was previously approved by the Utility, the sole member of the Issuing Entity. The description of the A&R LLC Agreement in the Prospectus is not complete and is qualified in its entirety by reference to the full text of the A&R LLC Agreement, which is annexed hereto as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement among Duke Energy Carolinas SC Storm Funding LLC, Duke Energy Carolinas, LLC, RBC Capital Markets, LLC and J.P. Morgan Securities LLC, as representatives of the underwriters party thereto dated November 14, 2025

3.2	Amended and Restated Limited Liability Company Agreement, dated as of November 13, 2025, of Duke Energy Carolinas SC Storm Funding LLC

4.1	Form of Indenture by and among Duke Energy Carolinas SC Storm Funding LLC, U.S. Bank Trust Company, National Association, as indenture trustee and U.S. Bank National Association, as securities intermediary and account bank (including forms of the Senior Secured Storm Recovery Bonds) to be dated as of November 25, 2025

4.2	Form of Series Supplement between Duke Energy Carolinas SC Storm Funding LLC and the Indenture Trustee, to be dated as of November 25, 2025

10.1	Form of Storm Recovery Property Servicing Agreement between Duke Energy Carolinas SC Storm Funding LLC and Duke Energy Carolinas, LLC, as Servicer, to be dated as of November 25, 2025

10.2	Form of Storm Recovery Property Purchase and Sale Agreement between Duke Energy Carolinas SC Storm Funding LLC and Duke Energy Carolinas, LLC, as Seller, to be dated as of November 25, 2025

10.3	Form of Administration Agreement between Duke Energy Carolinas SC Storm Funding LLC and Duke Energy Carolinas, LLC, as Administrator, to be dated as of November 25, 2025

10.4	Form of Joinder Agreement to the Intercreditor Agreement, dated September 30, 2025, between Duke Energy Carolinas SC Storm Funding LLC and U.S. Bank Trust Company, National Association, to be dated November 25, 2025

10.5	Form of Joinder Agreement to the Amended and Restated Intercreditor Agreement, dated December 20, 2013, between Duke Energy Carolinas SC Storm Funding LLC and U.S. Bank Trust Company, National Association, to be dated November 25, 2025

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

DUKE ENERGY CAROLINAS, LLC

	By:	/s/ Elizabeth H. Jones
Elizabeth H. Jones
Dated: November 18, 2025		Assistant Secretary

DUKE ENERGY CAROLINAS SC STORM FUNDING LLC

	By:	/s/ Elizabeth H. Jones
Elizabeth H. Jones
Dated: November 18, 2025		Secretary